Exhibit 10.1

Incyte Corporation

February 17, 2017

The Holders set forth on the

Signature page to this Agreement

Re:                             0.375% Convertible Senior Notes due 2018 (CUSIP No. 45337CAK8) of Incyte Corporation (“2018 Notes”) and 1.25% Convertible Senior Notes due 2020 (CUSIP No. 45337CAL6) of Incyte Corporation (“2020 Notes”)

Ladies and Gentlemen:

By entering into this letter agreement (this “Agreement”), each party signing this Agreement under the heading “HOLDER” on the signature page hereto (each a “Holder” and, collectively, the “Holders”) and Incyte Corporation, a Delaware corporation (the “Company”) irrevocably agree as follows:

A.                                    The Holders shall transfer to the Company, on the Closing Date (as such term is hereinafter defined), (i) the aggregate principal amount of Company’s 2018 Notes beneficially owned by the Holder and corresponding to such Holder’s name as set forth on Schedule I hereto (as to each Holder, the “2018 Exchange Notes”) in exchange for the number of shares (the “2018 Exchange Shares”) of the Company’s common stock, $.001 par value per share (“Common Stock”), set forth on Schedule I hereto and (ii) the aggregate principal amount of the Company’s 2020 Notes beneficially owned by the Holder and corresponding to such Holder’s name as set forth on Schedule I hereto (as to each Holder, the “2020 Exchange Notes,” and together with the 2018 Exchange Notes, the “Exchanged Notes”)  in exchange for the number of shares (the “2020 Exchange Shares” and, together with the 2018 Exchange Shares, the “Exchange Shares”) of Common Stock set forth on Schedule I hereto.  Any fractional share to be issued as a result of the issuance of the Exchange Shares shall be paid in cash, in an amount equal to the relative value of any such fractional share based upon the rate of exchange used in calculating the number of Exchange Shares.

On the Closing Date, upon its receipt and against delivery of the Exchange Notes (either through physical delivery of the Exchange Notes to the Company or the trustee for the Exchange Notes or receipt by the Company of confirmation from The Depository Trust Company or the Registrar of the Exchange Notes, as applicable, of a book-entry transfer of the Exchange Notes into the Company’s name), the Company will deliver to the Holder the Exchange Shares (together with cash in lieu of any fractional shares) in accordance with the instructions set forth on Exhibit 1 hereto.  The certificates representing the Exchange Shares shall each in certificated form bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED,

SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)           REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2)           AGREES FOR THE BENEFIT OF INCYTE CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) THE LATER OF (1) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE OF THE SERIES OF NOTES UPON THE CONVERSION OF WHICH THIS SECURITY WAS ISSUED OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (2) 90 DAYS AFTER SUCH ENTITY CEASES TO BE AN “AFFILIATE” (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)          TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)          PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)          TO A PERSON IT REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)          PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR

(E)           A PLEDGE TO AN AFFILIATE OF THE HOLDER SO LONG AS SUCH PLEDGEE AGREES IN WRITING TO BE BOUND BY THE TRANSFER RESTRICTIONS SET FORTH IN THIS LEGEND AND IN THE AGREEMENT DATED NOVEMBER 7, 2013 AMONG 667, L.P. (ACCOUNT #1), 667, L.P. (ACCOUNT #2), BAKER BROTHERS LIFE SCIENCES, L.P. AND 14159, L.P. AND THE COMPANY.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY

BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Each Holder hereby agrees that the aggregate principal amount and all accrued unpaid interest on the Exchanged Notes shall be cancelled in connection with the exchange set forth in this Section A and that Holder will not be entitled to any other payment or amount with respect to the Exchanged Notes.

The certificates representing the Exchange Shares shall be delivered to the Holders in physical form to the following address: Goldman, Sachs & Co., GSS — Prime Brokerage, 200 West Street, 6th floor, New York, NY 10282, Attn: Zohar Kastner.

The issuance of the Exchange Shares to Holder will be made without registration of such Exchange Shares under the Securities Act of 1933 (together with the rules and regulations thereunder, the “Securities Act”), in reliance upon the exemption therefrom provided by Section 3(a)(9) of the Securities Act.  Holder acknowledges that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, its representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemption and the eligibility of the Holder for the issuance of the Exchange Shares.

B.            The “Closing Date” shall mean the third business day following the date of this Agreement or at such other time on the same date or such other date as the parties may agree in writing.

C.            Each Holder hereby represents and warrants to the Company as follows:

The Holder has good and valid title to the Exchanged Notes, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind.  The Holder will, upon request, execute and deliver any additional documents or take any additional actions reasonably deemed by the Company to be necessary to complete the transactions contemplated herein.

The Holder is in the business of acquiring, disposing of and holding securities, whether as principal or agent.  The Holder understands the Exchange Shares have not been and will not be registered under the Securities Act or the securities laws of any state of the United States and that the exchange contemplated hereby is being made in reliance on an exemption from such registration pursuant to Section 3(a)(9) of the Securities Act and, as such, the Exchange Shares will be subject to any transfer restrictions applicable to the Exchanged Notes.  The Holder has not acted on behalf of the Company.  The Holder was not solicited by anyone on behalf of the Company (other than employees of the Company) to enter into this transaction, and the Holder has not solicited any other holder of the 2018 Notes or the 2020 Notes to participate in a similar transaction.

The Holder acknowledges that (i) it has reviewed the Company’s filings with the Securities and Exchange Commission, and (ii) it has had the opportunity to receive and review all information regarding the Company and its future plans or prospects that the Holder considered necessary in deciding whether to enter into the transaction contemplated by this Agreement and to exchange the Exchanged Notes.

The Holder has reviewed with the Holder’s own tax advisors the federal, state and local tax consequences of the transactions contemplated by this Agreement.  The Holder is relying solely on such advisor and is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Company or any of its agents or advisors (other than the representations and warranties of the Company contained in this Agreement).  The Holder understands that the Holder (and not the Company) shall be responsible for the Holder’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

D.            The Company represents and warrants to each Holder that the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  All corporate acts and other proceedings required to be taken by the Company to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. The execution and delivery of this Agreement does not, and the performance and consummation of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws of the Company as currently in effect, (ii) conflict with or result in any default or violation of any agreement to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, judgment, order or decree applicable to the Company or by which any property of the Company is bound or affected, except with respect to clauses (ii) or (iii) for any conflicts, defaults or violations that would not materially affect the performance of the Company’s obligations hereunder. The Exchange Shares have been duly authorized and, when issued and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable.

E.            Each of the Company and each Holder agree to promptly execute and deliver such further agreements and instruments and take such further actions, as the other may reasonably request in order to carry out the purposes and intent of this Agreement.

F.             This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

G.            This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its conflicts of law rules.

(Signature Pages Follow)

INCYTE CORPORATION

By:	/s/ David W. Gryska
Name: David W. Gryska
Title: Executive Vice President and
Chief Financial Officer

(Signature Page to Debt Exchange Agreement — Baker Brothers)

Agreed:

HOLDERS:

667, L.P. (account #1),

BY:   BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

667, L.P. (account #2),

BY:   BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

BAKER BROTHERS LIFE SCIENCES, L.P.

By:   BAKER BROS. ADVISORS LP, , management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

(Signature Page to Debt Exchange Agreement)

14159, L.P.,

By:    BAKER BROS. ADVISORS LP, management company and investment adviser to 14159, L.P., pursuant to authority granted to it by 14159 Capital, L.P., general partner to 14159, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

(Signature Page to Debt Exchange Agreement)

Schedule I

HOLDER: 667, L.P.

Aggregate Principal Amount of the 2018 Notes transferred to the Company: $25,000,000

2018 Exchange Shares:                491,338.3521

Aggregate Principal Amount of the 2020 Notes transferred to the Company: $25,000,000

2020 Exchange Shares:                502,779.5236

HOLDER: Baker Brothers Life Sciences, L.P.

Aggregate Principal Amount of the 2018 Notes transferred to the Company: $228,326,000

2018 Exchange Shares:                4,487,412.8229

Aggregate Principal Amount of the 2020 Notes transferred to the Company: $243,450,000

2020 Exchange Shares:                4,896,067.0011

HOLDER: 14159, L.P.

Aggregate Principal Amount of the 2018 Notes transferred to the Company: $5,674,000

2020 Exchange Shares:                111,514.1524

Aggregate Principal Amount of the 2020 Notes transferred to the Company: $6,050,000

2020 Underlying Shares:           121,672.6447